EXHIBIT 10.56.1

                            CHANGE IN TERMS AGREEMENT

     This Change in Terms Agreement (this "CIT") is made as of and delivered on April 17, 2008, by and between Mission West Properties, Inc., a Maryland corporation ("Borrower"), and Heritage Bank of Commerce (the "Bank").

                                    Recitals

     A. As of March 4, 2008, the Bank and Borrower entered into certain agreements (the "March 2008 Loan Documents") including but not limited to a Revolving Credit Loan Agreement (the "Agreement") pursuant to which the Bank agreed, subject to the terms and conditions set forth therein, to lend up to the sum of Ten Million Dollars ($10,000,000.00) to Borrower, and pursuant to which Borrower agreed to repay the loan on or before June 15, 2009.

     B. The Borrower now desires to borrow up to Seventeen Million Five Hundred Thousand Dollars and no cents ($17,500,000.00) from the Bank from time to time to meet the working capital needs of the Borrower; and

     C. The Bank is willing to provide such financing subject to the terms and conditions set forth in this Agreement.

     In consideration of the premises and the mutual promises herein contained, Borrower and the Bank agree as follows:

                                    Agreement

     1. INCORPORATION OF RECITALS. Each of the foregoing Recitals is hereby incorporated herein by this reference as though set forth in full herein.

     2. COMMITMENT AMOUNT. The definition of "Commitment Amount" in Section 1.1 of the Revolving Credit Loan Agreement is hereby replaced in full by the following: "Commitment Amount" shall mean, as of any applicable date of determination, Seventeen Million Five Hundred Thousand Dollars ($17,500,000.00)."

     3. MINIMUM LOAN FEE. The first sentence in Section 2.9.1 of the Agreement is hereby deleted and replaced by the following: "The Borrower shall pay to the Bank a minimum loan fee of Seventeen Thousand Five Hundred Dollars ($17,500.00) (the "Minimum Loan Fee")."

     4. CONDITIONS PRECEDENT. At the Bank's sole and absolute option and for its benefit, the effectiveness of this CIT and Bank's obligations hereunder are conditioned upon the satisfaction of each and all of the following conditions on or before April 17, 2008:

          (a) Borrower shall have paid to the Bank the sum of Seven Thousand Five Hundred Dollars ($7,500.00) in order to bring its currently paid Minimum Loan Fee of Ten Thousand Dollars to the required total of Seventeen Thousand Five Hundred Dollars ($17,500,000.00).

          (b) Borrower shall have paid one-half of Bank's attorneys' fees incurred in preparing this Agreement and any related documents in the current estimated sum of Nine Hundred Dollars ($900.00.), Borrower's share Four Hundred Fifty Dollars ($450.00)

          (c) Borrower shall have executed and delivered to the Bank an Amended and Restated Revolving Credit Note (the "Amended Note") in the form attached hereto as Exhibit A. All references in the Agreement to either the "Revolving Credit Note" or the "Note" shall refer to the original Revolving Credit Note until such time as Borrower executes and delivers the Amended Note, after which time all references in the Revolving Credit Loan Agreement to either the "Revolving Credit Note" or the "Note" shall refer to the Amended Note.

          (d) Borrower shall have provided to the Bank a copy of resolutions of the Board of Directors of the Borrower in form satisfactory to the Bank in its sole and absolute discretion authorizing the execution, delivery, and performance of this CIT, the borrowing hereunder, and the Amended Note, which shall have been certified by the Secretary or Assistant Secretary of the Borrower as of the date of delivery as being complete, accurate, and in effect by a certification in the form attached hereto as Exhibit B.

     5. NO OTHER CHANGES TO MARCH 2008 LOAN DOCUMENTS. Except as expressly stated in this CIT or the Amended Note, there are no other changes or modifications to the March 2008 Loan Documents, and all terms of the March 2008 Loan Documents remain in effect.

IN WITNESS WHEREOF, the Borrower and the Bank have caused this CIT to be executed by their duly authorized officers as of the day and year first written above.

                                         MISSION WEST PROPERTIES, INC.
                                         A Maryland corporation


                                         By: /s/ Raymond V. Marino
                                            ------------------------------------

                                         Print Name: Raymond V. Marino
                                                    ----------------------------

                                         Its:  President & COO
                                             -----------------------------------

                                         HERITAGE BANK OF COMMERCE


                                         By: /s/ Roxanne Vane
                                            ------------------------------------

                                         Its:  Senior Vice President
                                             -----------------------------------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE


$17,500,000.00                                              San Jose, California

                                                                  April 17, 2008

     FOR VALUE RECEIVED, the undersigned promises to pay to the order of HERITAGE BANK OF COMMERCE (the "Bank") at 150 Almaden Boulevard, San Jose, California (or such other place as Bank may designate), on June 15, 2009 (the "Termination Date"), the principal sum or so much of the principal sum of Seventeen Million Five Hundred Thousand Dollars ($17,500,000.00) as may from time to time have been advanced and be outstanding under that certain Revolving Credit Loan Agreement dated March 4, 2008, between the undersigned and the Bank (the "Agreement") plus all accrued but unpaid interest thereon. Capitalized terms used herein without definition shall have the same meanings as in the Agreement.

     The unpaid principal amount of this Note shall bear interest at the rate provided in the Agreement, which Agreement, as it may be amended from time to time, is by this reference incorporated herein and made a part hereof. Interest shall be payable to the extent accrued on the first day of each consecutive calendar month, beginning March 4, 2008, with all remaining interest due and payable on the Termination Date.

     This Note is a Master Note under which sums must be repaid from time to time, and under which Revolving Loans may be made by the Bank up to the Commitment Amount, pursuant to the terms and conditions of the Agreement, and the books and records of the Bank shall constitute prima facie evidence of the amount of the Indebtedness at any time owing hereunder or under the Agreement, provided, however, that the failure by the Bank so to record any such amount or any error in so recording any such amount shall not limit or otherwise affect the obligations of the Borrower under this Note or the Agreement to repay the principal amount of all the Revolving Loans outstanding together with all interest accrued or accruing thereon.

     The unpaid principal amount of all Revolving Loans, unless accelerated in accordance with the terms of the Agreement, if not paid sooner, will be due and payable, together with all accrued and unpaid interest and all other amounts due and unpaid under the Agreement, on the Termination Date.

     Interest on the Revolving Loans is payable in arrears on the first day of each month during the term of the Agreement and as set forth in the Agreement. The Agreement provides for the payment by Borrower of various other charges and fees in addition to interest charges as more fully set forth in the Agreement.

     All payments of any amount becoming due under this Note shall be made in the manner provided in Section 2.11 of the Agreement.

     Reference is made to the Agreement for, among other things, the conditions under which this Note may or must be paid in whole or in part prior to the Termination Date (whether accelerated or otherwise).

     If an Event of Default (as defined in the Agreement) occurs and is not cured within the time provided for by the Agreement, the Bank may exercise any one or more of the rights and remedies granted by the Agreement or any of the Loan Documents or available under applicable law, including without limit the right to accelerate this Note or the Indebtedness, and may set off against the principal of and interest on this Note or against any other Indebtedness (i) any amount owing by the Bank to the undersigned, (ii) any property of the undersigned at any time in the possession of the Bank or any Affiliate (as that term is defined in the Agreement) of the Bank and (iii) any amount in any deposit or other account (including without limit an account evidenced by a certificate of deposit) of the undersigned with the Bank or any Affiliate of the Bank.

     The undersigned and its successors and assigns and all accommodations parties, guarantors and endorsers (i) waive presentment, demand, protest and notice of dishonor, (ii) agree that no extension or indulgence to the undersigned or release or non-enforcement of any security, with or without notice, shall affect the obligations of any accommodation party, guarantor or endorser, and (iii) agree to reimburse the holder of this Note for any and all costs and expenses incurred in collecting or attempting to collect any and all principal and interest under this Note (including, but not limited to, court costs and attorney fees, whether in-house or outside counsel is used and whether such costs and expenses are incurred in formal or informal collection actions, federal bankruptcy proceedings, appellate proceedings, probate proceedings, or otherwise, all as more specifically set forth in Sections 8.7 and 8.8 of the Agreement). This Note shall be governed by and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, this Note has been delivered and accepted at Cupertino, California and the undersigned has executed this Note as of the 17th day of April, 2008.

                                            MISSION WEST PROPERTIES, INC.
                                            A Maryland corporation


                                            By: /s/ Raymond V. Marino
                                               ---------------------------------

                                           Print Name: Raymond V. Marino
                                                      --------------------------

                                           Its: President & COO
                                               ---------------------------------